SSGA Active Trust

SPDR SSGA Global Allocation ETF

(the “Fund”)

Supplement dated August 2, 2018 to the Summary Prospectus

dated October 31, 2017, as supplemented

Effective immediately, Lorne Johnson no longer serves as a portfolio manager to the Fund and has been replaced by Jeremiah Holly. In addition, Timothy Furbush and Michael Martel will continue to serve as portfolio managers of the Fund. Accordingly, the information in the “PORTFOLIO MANAGERS” section of the Summary Prospectus is replaced with the following:

The professionals primarily responsible for the day-to-day management of the Fund are Timothy Furbush, Michael Martel and Jeremiah Holly.

Timothy Furbush, CFA, CMT, is a Vice President of the Adviser and a Senior Portfolio Manager in the Investment Solutions Group. He joined the Adviser in 2007.

Michael Martel is a Managing Director of the Adviser and Head of Portfolio Management - Americas in the Investment Solutions Group. He joined the Adviser in 1994.

Jeremiah Holly, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Investment Solutions Group. He joined the Adviser in 2005.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPPSATG2018